Cash and cash equivalents	6 Months Ended
Jun. 30, 2021
Cash and cash equivalents
Cash and cash equivalents
5.	Cash and cash equivalents

	As of
	June 30,	December 31,
(in thousands of $)	2021	2020
Money market funds	$1,370,363	$858,292
Term accounts	59,422	61,356
Cash and bank balances	152,108	297,155
Total cash and cash equivalents	$1,581,893	$1,216,803

On June 30, 2021, cash and cash equivalents amounted to $1,581.9 million, compared to $1,216.8 million on December 31, 2020 and included money market funds, readily convertible to cash and subject to an insignificant risk of changes in value, term accounts, with an original maturity of 3 months or less and cash and bank balances held in different financial institutions. Cash and bank balances were mainly composed of saving accounts and current accounts.

Please also refer to note 15 for more information on the financial instruments.